July 29, 2010

Summary Prospectus

Western Asset

Liquid Reserves

Class : Ticker Symbol

A : LLAXX
B : LLBXX
C : LWCXX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-800-625-4554 or the fund at 1-212-857-8181 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated July 29, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated July 29, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2009, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (paid directly from your investment) (%)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	(If purchased through exchange, up to 5.00% based on fund originally purchased)	(If purchased through exchange, up to 1.00% based on fund originally purchased)
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class B	Class C
Management fees	0.45	0.45	0.45
Distribution and service (12b-1) fees	0.10	0.50	0.50
Other expenses[1]	0.06	0.06	0.06
Total annual fund operating expenses	0.61	1.01	1.01
Fees forgone and/or expenses reimbursed[2]	(0.01)	—	—
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	0.60	1.01	1.01

[1]	“Other expenses” have been estimated because no Class A, Class B or Class C shares were outstanding during the fund’s last fiscal year.
[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares, 1.10% for Class B shares and 1.10% for Class C shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. Additional amounts may be voluntarily forgone or reimbursed from time to time. The manager is permitted to recapture any such amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	61	194	339	761
Class B (with redemption at end of period)	603	621	657	1,121
Class B (without redemption at end of period)	103	321	557	1,121
Class C (with redemption at end of period)	203	321	557	1,234
Class C (without redemption at end of period)	103	321	557	1,234

The fund invests in securities through an underlying fund: Liquid Reserves Portfolio. The information above reflects the direct expenses of the fund and its allocated share of expenses of Liquid Reserves Portfolio.

Principal investment strategies

The fund is a money market fund which invests in high quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated by one or more rating agencies designated by the fund in the highest short-term rating category or, if not rated by a fund-designated rating agency, are determined by the subadviser to be of equivalent quality.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or may be issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada. These securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. The fund may invest without limit in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded by a fund- designated rating agency or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately if the fund’s manager discontinues any temporary voluntary fee limitation or recoups expenses previously forgone or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets are lower than estimated, or if a fee limitation is changed or terminated.

Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Foreign securities risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in the fund’s Prospectus or in the statement of additional information.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares, a class of the fund that is invested in the same portfolio of securities as Class A, Class B and Class C shares. The table shows the average annual total returns of Class N shares. No performance information is presented for Class A, Class B and Class C shares because there were no Class A, Class B or Class C shares outstanding during the periods shown. Because it is anticipated that Class A, Class B and Class C shares will have different expenses than Class N share expenses, the performance of Class A, Class B and Class C shares would have been different than that shown for Class N shares. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-800-625-4554 or the fund at 1-212-857-8181.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Best quarter (12/31/2000): 1.53 Worst quarter (12/31/2009): 0.00 The year-to-date return as of the most recent calendar quarter, which ended 06/30/2010, was 0.00

Average annual total returns (for periods ended December 31, 2009) (%)
	1 year	5 years	10 years
Class N	0.28	2.90	2.67

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset

Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are as follows:

	Class A	Class B	Class C
General	1,000/50	1,000/50	1,000/50
Participants in eligible sweep accounts	None/None	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50
IRAs	250/50	250/50	250/50
SIMPLE IRAs	None/None	None/None	None/None
Systematic Investment Plans	50/50	50/50	50/50
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A
Retirement Plans with omnibus accounts held on the books of the fund	None/None	N/A	None/None
Other Retirement Plans	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	1,000/50

Your financial intermediary may impose different investment minimums.

Purchases made by wire are generally effective on the day made, and those made by check on the next business day. Redemption proceeds are normally sent on the business day your order is received, but could take longer. The fund normally closes for business at 4:00 p.m. (Eastern time), but may close earlier under certain circumstances. The fund closes for business early (normally 1:00 p.m. (Eastern time)) on days when the New York Stock Exchange closes early on a business day prior to or after a national holiday. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-800-625-4554 or the fund at 1-212-857-8181) or by mail (Western Asset Money Market Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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